Multi-Managed Growth Portfolio
J.P. Morgan Investment Management Inc.





					Securities Purchased 	                    Comparable Securities
					1

Name of Underwriters
BofA Merrill Lynch / Goldman, Sachs & Co. / J.P. Morgan / Barclays / Deutsche Bank Securities / Citigroup / Jefferies / William Blair / Cowen and Company / Mizuho Securities / SMBC Nikko / Drexel Hamilton / Loop Capital Markets


Name of Issuer  					VWR Corporation (VWR)


Title of Security					91843L10

Date of First Offering					10/2/2014

Amount of Total Offering					536,172,000

Unit Price					21.000

Underwriting Spread or Commission					1.155

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?					N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)					N/A

NRSRO Rating					N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					Common Stock

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$12,600


Number of Shares Purchased					600

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased					0.0023%
by Portfolio

Percentage of Offering Purchased by					0.93%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)					0.93%

Percentage of Portfolio Assets					0.088%
Applied to Purchase

Name(s) of Underwriter(s) or					BofA Merrill Lynch

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed					Yes


				Seasons Series Trust
				Multi-Managed Growth Portfolio
			J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters			Morgan Stanley / Wells Fargo Securities / Barclays
/ Goldman, Sachs & Co. / Jefferies / J.P. Morgan / KeyBanc Capital Markets /
RBC Capital Markets / Baird / Cowen and Company / PNC Capital Markets LLC /
Raymond James / Scotiabank / Howard Weil / Simmons & Company International /
Tudor, Pickering, Holt & Co.

Name of Issuer  					FMSA Holdings Inc. (FMSA)


Title of Security					30255X10


Date of First Offering					10/3/2014


Amount of Total Offering					 $400,000,000.00


Unit Price					 $16.00

Underwriting Spread or Commission					 $0.840

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$8,000

Number of Shares Purchased					 500

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0020%
by Portfolio

Percentage of Offering Purchased by					1.318%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.320%


Percentage of Portfolio Assets					0.056%

Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
			Multi-Managed Growth Portfolio
			J.P. Morgan Investment Management Inc.





					Securities Purchased
					1

Name of Underwriters			Morgan Stanley / J.P. Morgan / UBS Investment Bank
/ Pacific Crest Securities / Canaccord Genuity / Raymond James


Name of Issuer  					HubSpot, Inc. (HUBS)


Title of Security					44357310


Date of First Offering					10/8/2014


Amount of Total Offering			 $125,000,000.00


Unit Price					 $25.00

Underwriting Spread or Commission					 $1.750

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$15,000

Number of Shares Purchased					600

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.012%
by Portfolio

Percentage of Offering Purchased by					5.598%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					5.610%


Percentage of Portfolio Assets					0.106%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes



				Seasons Series Trust
				Multi-Managed Growth Portfolio (a/c 290390)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters		J.P. Morgan / Piper Jaffray / Jefferies
/ Wells Fargo Securities / Baird


Name of Issuer  					Boot Barn Holdings, Inc. (BOOT)


Title of Security					9940610


Date of First Offering					10/30/2014


Amount of Total Offering					 $80,000,000.00


Unit Price					 $16.00

Underwriting Spread or Commission					 $1.12

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$1,600


Number of Shares Purchased					 100

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0020%
by Portfolio

Percentage of Offering Purchased by					0.7480%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					0.7500%

Percentage of Portfolio Assets					0.011%
Applied to Purchase

Name(s) of Underwriter(s) or					Jefferies

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Growth Portfolio (a/c 290390)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters	Morgan Stanley / J.P. Morgan / BofA Merrill Lynch /
Goldman, Sachs & Co. / Jefferies / Deutsche Bank Securities /
Blackstone Capital Markets / Piper Jaffray / Raymond James /
Wells Fargo Securities / William Blair / Evercore



Name of Issuer  					Nevro Corp. (NVRO)


Title of Security					64157F103


Date of First Offering					11/6/2014


Amount of Total Offering					 $126,000,000.00


Unit Price					 $18.00

Underwriting Spread or Commission					 $1.26

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$12,600

Number of Shares Purchased					 700

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.010%
by Portfolio

Percentage of Offering Purchased by					4.2000%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					4.210%

Percentage of Portfolio Assets					0.084%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Growth Portfolio (a/c 290390)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters		Morgan Stanley / J.P. Morgan / Allen & Company LLC
/ UBS Investment Bank / JMP Securities / Raymond James


Name of Issuer  					New Relic, Inc. (NEWR)


Title of Security					64829B100


Date of First Offering					12/11/2014


Amount of Total Offering					 $115,000,000.00


Unit Price					  $23.00


Underwriting Spread or Commission					 $1.61

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$6,900

Number of Shares Purchased					300

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0060%
by Portfolio

Percentage of Offering Purchased by					1.5140%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.520%

Percentage of Portfolio Assets					0.047%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Growth Portfolio (a/c 290390)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					J.P. Morgan /
Wells Fargo Securities / Raymond James / Baird /
SunTrust Robinson Humphrey
(See prospectus attached)

Name of Issuer  					Connecture, Inc. (CNXR)


Title of Security					20786J106


Date of First Offering					12/12/2014


Amount of Total Offering					 $53,080,000.00


Unit Price					 $8.00

Underwriting Spread or Commission					 $0.56

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$4,000

Number of Shares Purchased					 500

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0075%
by Portfolio

Percentage of Offering Purchased by					1.0225%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.030%

Percentage of Portfolio Assets					0.027%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio (a/c 290400)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Issuer  					VWR Corporation (VWR)


Title of Security					91843L10

Date of First Offering					10/2/2014

Amount of Total Offering					536,172,000

Unit Price					21.000

Underwriting Spread or Commission					1.155

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?					N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)					N/A

NRSRO Rating					N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					Common Stock

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$21,000


Number of Shares Purchased					1,000

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased					0.0039%
by Portfolio

Percentage of Offering Purchased by					0.93%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)					0.93%

Percentage of Portfolio Assets					0.084%
Applied to Purchase

Name(s) of Underwriter(s) or					BofA Merrill Lynch

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio (a/c 290400)
			J.P. Morgan Investment Management Inc.




					SSecurities Purchased
					1

Name of Underwriters			Morgan Stanley / Wells Fargo Securities / Barclays
/ Goldman, Sachs & Co. / Jefferies / J.P. Morgan / KeyBanc Capital Markets /
RBC Capital Markets / Baird / Cowen and Company / PNC Capital Markets LLC /
Raymond James / Scotiabank / Howard Weil / Simmons & Company International /
Tudor, Pickering, Holt & Co.

Name of Issuer  					FMSA Holdings Inc. (FMSA)


Title of Security					30255X10


Date of First Offering					10/3/2014


Amount of Total Offering					 $400,000,000.00


Unit Price					 $16.00

Underwriting Spread or Commission					 $0.840

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$19,200

Number of Shares Purchased					 1,200

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0048%
by Portfolio

Percentage of Offering Purchased by					1.315%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.320%


Percentage of Portfolio Assets					0.076%

Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
			Multi-Managed Moderate Growth Portfolio
			J.P. Morgan Investment Management Inc.





					Securities Purchased
					1

Name of Underwriters			Morgan Stanley / J.P. Morgan / UBS Investment Bank
/ Pacific Crest Securities / Canaccord Genuity / Raymond James


Name of Issuer  					HubSpot, Inc. (HUBS)


Title of Security					44357310


Date of First Offering					10/8/2014


Amount of Total Offering			 $125,000,000.00


Unit Price					 $25.00

Underwriting Spread or Commission					 $1.750

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$27,500

Number of Shares Purchased					1,100

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.022%
by Portfolio

Percentage of Offering Purchased by					5.588%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					5.610%


Percentage of Portfolio Assets					0.110%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes



				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio (a/c 290390)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters		J.P. Morgan / Piper Jaffray / Jefferies
/ Wells Fargo Securities / Baird


Name of Issuer  					Boot Barn Holdings, Inc. (BOOT)


Title of Security					9940610


Date of First Offering					10/30/2014


Amount of Total Offering					 $80,000,000.00


Unit Price					 $16.00

Underwriting Spread or Commission					 $1.12

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$1,600


Number of Shares Purchased					 100

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0020%
by Portfolio

Percentage of Offering Purchased by					0.7480%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					0.7500%

Percentage of Portfolio Assets					0.006%
Applied to Purchase

Name(s) of Underwriter(s) or					Jefferies

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio (a/c 290390)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters	Morgan Stanley / J.P. Morgan / BofA Merrill Lynch /
Goldman, Sachs & Co. / Jefferies / Deutsche Bank Securities /
Blackstone Capital Markets / Piper Jaffray / Raymond James /
Wells Fargo Securities / William Blair / Evercore



Name of Issuer  					Nevro Corp. (NVRO)


Title of Security					64157F103


Date of First Offering					11/6/2014


Amount of Total Offering					 $126,000,000.00


Unit Price					 $18.00

Underwriting Spread or Commission					 $1.26

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$21,600

Number of Shares Purchased					 1,200

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0171%
by Portfolio

Percentage of Offering Purchased by					4.1929%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					4.210%

Percentage of Portfolio Assets					0.082%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio (a/c 290390)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters		Morgan Stanley / J.P. Morgan / Allen & Company LLC
/ UBS Investment Bank / JMP Securities / Raymond James


Name of Issuer  					New Relic, Inc. (NEWR)


Title of Security					64829B100


Date of First Offering					12/11/2014


Amount of Total Offering					 $115,000,000.00


Unit Price					  $23.00


Underwriting Spread or Commission					 $1.61

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$11,500

Number of Shares Purchased					500

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0100%
by Portfolio

Percentage of Offering Purchased by					1.5100%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.520%

Percentage of Portfolio Assets					0.044%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio (a/c 290390)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					J.P. Morgan /
Wells Fargo Securities / Raymond James / Baird /
SunTrust Robinson Humphrey
(See prospectus attached)

Name of Issuer  					Connecture, Inc. (CNXR)


Title of Security					20786J106


Date of First Offering					12/12/2014


Amount of Total Offering					 $53,080,000.00


Unit Price					 $8.00

Underwriting Spread or Commission					 $0.56

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$7,200

Number of Shares Purchased					 900

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0136%
by Portfolio

Percentage of Offering Purchased by					1.0164%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.030%

Percentage of Portfolio Assets					0.028%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Small Cap Portfolio (a/c 290410)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

N
Name of Issuer  					VWR Corporation (VWR)


Title of Security					91843L10

Date of First Offering					10/2/2014

Amount of Total Offering					536,172,000

Unit Price					21.000

Underwriting Spread or Commission					1.155

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?					N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)					N/A

NRSRO Rating					N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					Common Stock

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$63,000


Number of Shares Purchased					3,000

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased					0.0117%
by Portfolio

Percentage of Offering Purchased by					0.92%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)					0.93%

Percentage of Portfolio Assets					0.085%
Applied to Purchase

Name(s) of Underwriter(s) or					BofA Merrill Lynch

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed					Yes


				Seasons Series Trust
				 Small Cap Portfolio (a/c 290400)
			J.P. Morgan Investment Management Inc.




					SSecurities Purchased
					1

Name of Underwriters			Morgan Stanley / Wells Fargo Securities / Barclays
/ Goldman, Sachs & Co. / Jefferies / J.P. Morgan / KeyBanc Capital Markets /
RBC Capital Markets / Baird / Cowen and Company / PNC Capital Markets LLC /
Raymond James / Scotiabank / Howard Weil / Simmons & Company International /
Tudor, Pickering, Holt & Co.

Name of Issuer  					FMSA Holdings Inc. (FMSA)


Title of Security					30255X10


Date of First Offering					10/3/2014


Amount of Total Offering					 $400,000,000.00


Unit Price					 $16.00

Underwriting Spread or Commission					 $0.840

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$57,600

Number of Shares Purchased					 3,600

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0144%
by Portfolio

Percentage of Offering Purchased by					1.306%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.320%


Percentage of Portfolio Assets					0.077%

Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
			Small Cap Portfolio
			J.P. Morgan Investment Management Inc.





					Securities Purchased
					1

Name of Underwriters			Morgan Stanley / J.P. Morgan / UBS Investment Bank
/ Pacific Crest Securities / Canaccord Genuity / Raymond James


Name of Issuer  					HubSpot, Inc. (HUBS)


Title of Security					44357310


Date of First Offering					10/8/2014


Amount of Total Offering			 $125,000,000.00


Unit Price					 $25.00

Underwriting Spread or Commission					 $1.750

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$85,000

Number of Shares Purchased					3,400

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.068%
by Portfolio

Percentage of Offering Purchased by					5.542%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					5.610%


Percentage of Portfolio Assets					0.115%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes



				Seasons Series Trust
				Small Cap Portfolio (a/c 290390)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters		J.P. Morgan / Piper Jaffray / Jefferies
/ Wells Fargo Securities / Baird


Name of Issuer  					Boot Barn Holdings, Inc. (BOOT)


Title of Security					9940610


Date of First Offering					10/30/2014


Amount of Total Offering					 $80,000,000.00


Unit Price					 $16.00

Underwriting Spread or Commission					 $1.12

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$4,800


Number of Shares Purchased					 300

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0060%
by Portfolio

Percentage of Offering Purchased by					0.7440%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					0.7500%

Percentage of Portfolio Assets					0.006%
Applied to Purchase

Name(s) of Underwriter(s) or					Jefferies

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Small Cap Portfolio (a/c 290390)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters	Morgan Stanley / J.P. Morgan / BofA Merrill Lynch /
Goldman, Sachs & Co. / Jefferies / Deutsche Bank Securities /
Blackstone Capital Markets / Piper Jaffray / Raymond James /
Wells Fargo Securities / William Blair / Evercore



Name of Issuer  					Nevro Corp. (NVRO)


Title of Security					64157F103


Date of First Offering					11/6/2014


Amount of Total Offering					 $126,000,000.00


Unit Price					 $18.00

Underwriting Spread or Commission					 $1.26

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$68,400

Number of Shares Purchased					3,800

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0543%
by Portfolio

Percentage of Offering Purchased by					4.1557%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					4.210%

Percentage of Portfolio Assets					0.086%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Small Cap Portfolio (a/c 290390)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters		Morgan Stanley / J.P. Morgan / Allen & Company LLC
/ UBS Investment Bank / JMP Securities / Raymond James


Name of Issuer  					New Relic, Inc. (NEWR)


Title of Security					64829B100


Date of First Offering					12/11/2014


Amount of Total Offering					 $115,000,000.00


Unit Price					  $23.00


Underwriting Spread or Commission					 $1.61

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$32,200

Number of Shares Purchased					1,400

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0280%
by Portfolio

Percentage of Offering Purchased by					1.4920%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.520%

Percentage of Portfolio Assets					0.040%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes






				Seasons Series Trust
				Small Cap Portfolio (a/c 290390)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters		Morgan Stanley / J.P. Morgan / Allen & Company LLC
/ UBS Investment Bank / JMP Securities / Raymond James


Name of Underwriters					J.P. Morgan /
Wells Fargo Securities / Raymond James / Baird /
SunTrust Robinson Humphrey
(See prospectus attached)

Name of Issuer  					Connecture, Inc. (CNXR)


Title of Security					20786J106


Date of First Offering					12/12/2014


Amount of Total Offering					 $53,080,000.00


Unit Price					 $8.00

Underwriting Spread or Commission					 $0.56

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$20,800

Number of Shares Purchased					 2,600

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0392%
by Portfolio

Percentage of Offering Purchased by					0.9908%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.030%

Percentage of Portfolio Assets					0.026%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


Was the Offering Fully Subscribed? 					Yes






				Seasons Series Trust
			Multi-Managed Growth Portfolio
			J.P. Morgan Investment Management Inc.
                             Quarter Ended March 31, 2015



					Securities Purchased
					1


Name of Underwriters				J.P. Morgan / Cowen and Company / Leerink Partners


Name of Issuer  					Invitae Corporation (NVTA)



Title of Security					46185L103



Date of First Offering					2/12/2015



Amount of Total Offering			  $101,600,000.00



Unit Price					 $16.00

Underwriting Spread or Commission					 $1.12

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$17,600


Number of Shares Purchased					  1,100


Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0173%

by Portfolio

Percentage of Offering Purchased by					6.643%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					6.660%


Percentage of Portfolio Assets					0.122%

Applied to Purchase

Name(s) of Underwriter(s) or					Cowen and Company


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


Was the Offering Fully Subscribed? 					Yes




				Seasons Series Trust
			Multi-Managed Growth Portfolio
			J.P. Morgan Investment Management Inc.
                             Quarter Ended March 31, 2015



					Securities Purchased
					1


Name of Underwriters				J.P. Morgan / Morgan Stanley / Goldman, Sachs & Co. /
Barclays / Jefferies / William Blair / Stifel


Name of Issuer  					Shake Shack Inc.



Title of Security					81904710




Date of First Offering					1/29/2015




Amount of Total Offering			 $105,000,000.00




Unit Price					  $21.00


Underwriting Spread or Commission					 $1.47

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$4,200


Number of Shares Purchased					  200


Years of Continuous Operation					3+

Percentage of Offering Purchased					0.004%

by Portfolio

Percentage of Offering Purchased by					1.666%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.670%


Percentage of Portfolio Assets					0.030%

Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley



Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


Was the Offering Fully Subscribed? 					Yes




				Seasons Series Trust
			Multi-Managed Moderate Growth Portfolio
			J.P. Morgan Investment Management Inc.
                             Quarter Ended March 31, 2015



					Securities Purchased
					1


Name of Underwriters				J.P. Morgan / Cowen and Company / Leerink Partners


Name of Issuer  					Invitae Corporation (NVTA)



Title of Security					46185L103



Date of First Offering					2/12/2015



Amount of Total Offering			  $101,600,000.00



Unit Price					 $16.00

Underwriting Spread or Commission					 $1.12

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$32,000


Number of Shares Purchased					  2,000


Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0315%

by Portfolio

Percentage of Offering Purchased by					6.629%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					6.660%


Percentage of Portfolio Assets					0.122%

Applied to Purchase

Name(s) of Underwriter(s) or					Cowen and Company


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


Was the Offering Fully Subscribed? 					Yes




				Seasons Series Trust
			Multi-Managed Moderate Growth Portfolio
			J.P. Morgan Investment Management Inc.
                             Quarter Ended March 31, 2015



					Securities Purchased
					1


Name of Underwriters				J.P. Morgan / Morgan Stanley / Goldman, Sachs & Co. /
Barclays / Jefferies / William Blair / Stifel


Name of Issuer  					Shake Shack Inc.



Title of Security					81904710




Date of First Offering					1/29/2015




Amount of Total Offering			 $105,000,000.00




Unit Price					  $21.00


Underwriting Spread or Commission					 $1.47

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$6,300


Number of Shares Purchased					  300


Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0060%

by Portfolio

Percentage of Offering Purchased by					1.664%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.670%


Percentage of Portfolio Assets					0.030%

Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley



Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


Was the Offering Fully Subscribed? 					Yes



				Seasons Series Trust
				Small Cap Portfolio
			J.P. Morgan Investment Management Inc.
                             Quarter Ended March 31, 2015



					Securities Purchased
					1


Name of Underwriters				J.P. Morgan / Cowen and Company / Leerink Partners


Name of Issuer  					Invitae Corporation (NVTA)



Title of Security					46185L103



Date of First Offering					2/12/2015



Amount of Total Offering			  $101,600,000.00



Unit Price					 $16.00

Underwriting Spread or Commission					 $1.12

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$105,600


Number of Shares Purchased					  6,600


Years of Continuous Operation					3+

Percentage of Offering Purchased					0.1039%

by Portfolio

Percentage of Offering Purchased by					6.556%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					6.660%


Percentage of Portfolio Assets

Applied to Purchase

Name(s) of Underwriter(s) or					Cowen and Company


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


Was the Offering Fully Subscribed? 					Yes




				Seasons Series Trust
			Multi-Managed Growth Portfolio
			J.P. Morgan Investment Management Inc.
                             Quarter Ended March 31, 2015



					Securities Purchased
					1


Name of Underwriters				J.P. Morgan / Morgan Stanley / Goldman, Sachs & Co. /
Barclays / Jefferies / William Blair / Stifel


Name of Issuer  					Shake Shack Inc.



Title of Security					81904710




Date of First Offering					1/29/2015




Amount of Total Offering			 $105,000,000.00




Unit Price					  $21.00


Underwriting Spread or Commission					 $1.47

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$25,200


Number of Shares Purchased					  1,200


Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0240%

by Portfolio

Percentage of Offering Purchased by					1.646%

other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.670%


Percentage of Portfolio Assets

Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley



Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


Was the Offering Fully Subscribed? 					Yes



				Seasons Series Trust
				Mid Cap Value Portfolio
			Goldman Sachs Asset Management L.P.

                             Quarter Ended March 31, 2015



					Securities Purchased
					1


Name of Underwriters	(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC.
CITIGROUP
GLOBAL MARKETS INC.cREDIT SUISSE SECURITIES (USA) LLC
DEUTSCHE BANK SECURITIES INC.

J.P. MORGAN SECURITIES LLC
KEEFE, BRUYETTE & WOODS, INC.

MORGAN STANLEY & CO. LLC
OPPENHEIMER & CO. INC.
RBC CAPITAL MARKETS,
LLC
RBS SECURITIES INC.
SANDLER, O'NEILL & PARTNERS, L.P.

UBS SECURITIES LLC
WELLS FARGO SECURITIES, LLC



Name of Issuer  					Citizens Financial Group Inc



Title of Security					CITIZENS FINANCIAL GROUP INC





Date of First Offering					03/25/15





Amount of Total Offering			 135,000,000





Unit Price					  $23.750



Underwriting Spread or Commission					 $0.2850


Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					$851,152.50



Number of Shares Purchased					 35,838.00



Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0266%


by Portfolio

Percentage of Offering Purchased by					4.4179%


other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					4.4445%



Percentage of Portfolio Assets			0.7515%


Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley



Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person "?"

Was the Offering Fully Subscribed? 					Yes


Was the Offering Fully Subscribed? 					Yes



		Seasons Series Trust - Mid Cap Value
	Goldman Sachs Asset Management L.P.
                      QUARTER ENDED:  	12/31/2014
                      Procedures Pursuant to Rule 10f-3
Securities Purchased
		1

Name of Underwriters
     	(See prospectus attached) "(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC.

CITIGROUP GLOBAL MARKETS INC.

CREDIT SUISSE SECURITIES (USA) LLC
DEUTSCHE BANK SECURITIES INC.

J.P. MORGAN SECURITIES LLC
JEFFERIES LLC
MERRILL LYNCH, PIERCE,
FENNER & SMITH, INCORPORATED,
MORGAN STANLEY & CO. LLC

NOMURA SECURITIES INTERNATIONAL,INC.

ROBERT W BAIRD & CO INCORPORATED
SCOTT & STRINGFELLOW, LLC
SMBC NIKKO
SECURITIES INC.
UBS SECURITIES LLC
"
Name of Issuer  	Axalta Coating Systems Ltd

	Title of Security	AXALTA COATING SYSTEMS LTD.

	Date of First Offering	11/12/14

	Amount of Total Offering	50,000,000

	Unit Price	19.500

	Underwriting Spread or Commission	0.9750
Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A


 Subordination Features	Common Stock



	Nature of issuing Political					N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

Total Par Value of Bonds Purchased					N/A
	Dollar Amount of Purchases	$385,554.00

	Number of Shares Purchased	19,772.00

	Years of Continuous Operation	At least 3 years of Operation

	Percentage of Offering Purchased	0.0396%
	by Portfolio

	Percentage of Offering Purchased by	5.9629%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

	Sum of (21) and (22)	6.0024%

	Percentage of Portfolio Assets	0.3508%
	Applied to Purchase

	Name(s) of Underwriter(s) or	"CITIGROUP GLOBAL MARKETS INC.
"
	Dealer(s) from whom Purchased

	Is the Adviser, any Subadviser	Yes
	or any person of which the Adviser
	or Subadviser is an "affiliated
	person", a Manager or Co-Manager
	of Offering?

	Were Purchases Designated as Group	No
	Sales or otherwise allocated to the
	Adviser, any Subadviser or any person
	of whom the Adviser or Subadviser is
	an "affiliated person"?

	Was the Offering Fully Subscribed	Yes